UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2019

SPIRIT REALTY CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2727 North Harwood Drive, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 476-1900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

w	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

w	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

w	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

w	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    REGULATION FD DISCLOSURE.
Press Release
On January 16, 2019, the Company issued a press release regarding the anticipated impact of the strategic plan announced on January 16, 2019 by Spirit MTA REIT (NYSE:SMTA) ("SMTA"), currently externally managed by the Company, as well as announcing a conference call and audio webcast regarding the same. A copy of the press release is attached hereto as Exhibit 99.1.
Investor Presentation
On January 16, 2019, the Company released an investor presentation providing updates regarding the anticipated impact of the strategic plan announced by SMTA on January 16, 2019. A copy of the investor presentation is attached hereto as Exhibit 99.2.
The information set forth in this Item 7.01 and Exhibits 99.1 and 99.2 are being "furnished" and shall not be deemed "filed" for any purpose, including for purposes of Section 18 of the Securities Act of 1934, as amended, and is not incorporated by reference into any of the Company's filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Forward-Looking and Cautionary Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as "expect," "plan," "will," "estimate," "project," "intend," "believe," "guidance," and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, including the risks discussed in the Company's most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017, its subsequent Quarterly Reports on Form 10-Q and its Current Report on Form 8-K dated September 30, 2018. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a) Exhibits.

99.1	Press Release dated January 16, 2019
99.2	Investor Presentation dated January 16, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 16, 2019

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes Executive Vice President, Chief Financial Officer and Treasurer